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                        DAIMLER-BENZ VEHICLE TRUST 1994-A
                            MONTHLY SERVICING REPORT
                   SERVICER: MERCEDES-BENZ CREDIT CORPORATION
                             TRUSTEE: CITIBANK, N.A.

COLLECTION PERIOD: AUGUST, 1996
DISTRIBUTION DATE: 09/16/96

STATEMENT FOR CLASS A AND CLASS B CERTIFICATEHOLDERS PURSUANT TO
SECTION 4.9 OF THE POOLING AND SERVICING AGREEMENT

                                                                                                              Per $1,000 of Original
                                                                                                                  Class A/Class B
                                                                                                                 Certificate Amount
                                                                                                                 ------------------
   (i)    Principal Distribution
              Class A Amount                                                              $  13,212,669.52        $        21.8007
              Class B Amount                                                              $   1,201,365.81        $        17.8401

  (ii)    Interest Distribution
              Class A Amount                                                              $     673,959.67        $         1.1120
              Class B Amount                                                              $      74,884.41        $         1.1120

 (iii)    Amount of Distribution allocable to the Yield Supplement Amount                 $       1,807.42
              Class A Amount                                                              $       1,626.68
              Class B Amount                                                              $         180.74
          Amount of Distribution allocable to the (Excess) Shortfall Amount               ($     38,461.57)
              Class A Percentage                                                          ($     34,615.41)
              Class B Percentage                                                          ($      3,846.16)

  (iv)    Monthly Servicing Fee                                                           $     125,856.15        $         0.1869
              Monthly Supplemental Servicing Fee                                          $           0.00        $         0.0000
              Class A Percentage of the Servicing Fee                                     $     113,270.54        $         0.1869
              Class A Percentage of the Supplemental Servicing Fee                        $           0.00        $         0.0000
              Class B Percentage of the Servicing Fee                                     $      12,585.62        $         0.1869
              Class B Percentage of the Supplemental Servicing Fee                        $           0.00

   (v)    Class A Principal Balance (end of Collection Period)                            $ 122,711,969.96
          Class A Pool Factor (end of Collection Period)                                         20.247264%
          Class B Principal Balance (end of Collection Period)                            $  13,634,663.33
          Class B Pool Factor (end of Collection Period)                                         20.247264%

  (vi)    Pool Balance (end of Collection Period)                                         $ 136,346,633.29

 (vii)    Class A Interest Carryover Shortfall                                            $           0.00        $         0.0000
          Class A Principal Carryover Shortfall                                           $           0.00        $         0.0000
          Class B Interest Carryover Shortfall                                            $           0.00        $         0.0000
          Class B Principal Carryover Shortfall                                           ($    266,708.58)       $         3.9606

(viii)    Amount Otherwise Distributable to the Seller that is Distributed to Either
          the Class A or Class B Certificateholders                                       $           0.00

  (ix)    Balance of the Reserve Fund Property (end of Collection Period)
              Class A Amount                                                              $  20,202,230.76
              Class B Amount                                                              $           0.00

   (x)    Aggregate Purchase Amount of Receivables repurchased by
          the Seller or the Servicer                                                      $           0.00

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